SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 1999


                                MICROGRAFX, INC.
             (Exact name of registrant as specified in its charter)


         Texas                         0-18708                     75-1952080
(State of other jurisdiction     (Commission File Number)       (IRS Employer
     incorporation)                                          Identification No.)


                 1303 E. Arapaho Road, Richardson, Texas          75081
                 (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:          (972) 234-1769
                                                    ----------------------------



                                (Not Applicable)
         (Former name or former address, if changed since last report)








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Item 5.  Other Events

The information set forth in the Registrant's news release dated July 14, 1999 (attached hereto as Exhibit 99) is incorporated herein by reference to such news release.

Item 7. Exhibits

 (c)  Exhibits
     The following documents are filed as exhibits to this report. The exhibit numbers in the exhibit list correspond to the numbers assigned to such exhibits in the Exhibit Table of Item 601 of Regulation S-K.

     99 Text of Press Release dated July 14, 1999 issued by Micrografx, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             MICROGRAFX, INC.
                             (Registrant)



Date:   July 26, 1999        By:  /s/ JOHN M. CARRADINE
                                  ----------------------------------
                                  John M. Carradine, Chief Financial Officer
                                  and Treasurer






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